Exhibit 99.4

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 0 0000191077_1 R1.0.0.51160 BRE PROPERTIES, INC. 525 MARKET STREET - 4th FL SAN FRANCISCO, CA 94105 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date (or the date to which the meeting may be adjourned from time to time). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date (or the date to which the meeting may be adjourned from time to time). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1 To approve the merger of BRE Properties, Inc. (the “Company”) with and into a wholly owned subsidiary of Essex Property Trust Inc., together with the other transactions contemplated by that certain agreement and plan of merger dated December 19, 2013, by and among the Company, Essex Property Trust Inc. and its subisdiary, as amended from time to time. 2 To approve, by non-binding advisory vote, certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger. 3 To adjourn the special meeting, if necessary or appropriate, on one or more occasions, to another date, time or place, to solicit additional proxies in favor of Proposal 1. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000191066_2 R1.0.0.51160 BRE PROPERTIES, INC. SPECIAL MEETING OF STOCKHOLDERS [.], 2014 [.] Pacific Daylight Time Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . BRE PROPERTIES, INC. Special Meeting of Stockholders [.], 2014 [.] Pacific Daylight Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Constance B. Moore and John A. Schissel, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them, either of them, or their respective substitutes, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BRE PROPERTIES, INC. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at [.]Pacific Daylight Time on [.], at [.], and any adjournment(s) or postponement(s) thereof. The undersigned stockholder(s) hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes all prior proxies given by the undersigned with respect to such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side